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                                                                    EXHIBIT 10.2



CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Kemper Investors Life Insurance Company


We consent to the use of our report included herein on the consolidated financial statements and financial statement schedules of Kemper Investors Life Insurance Company and to the references to our firm under the heading
"Experts" in the prospectuses.


KPMG LLP

Chicago, Illinois
April 26, 1999